                                                                      Exhibit 21

                                                  State of
Subsidiary                                        Incorporation         Ownership (1)
----------                                        -------------         -------------
Aetna Inc.                                        CT                    --
Aetna Services, Inc.                              CT                    100% owned by Aetna Inc.
Aetna U.S. Healthcare Inc.                        PA                    100% owned by Aetna Inc.
Aetna Risk Indemnity Company Limited              Bermuda               100% owned by Aetna Inc.
Aetna Life Insurance Company                      CT                    100% owned by Aetna Services, Inc.
Aetna Retirement Services, Inc.                   CT                    100% owned by Aetna Services, Inc.
Aetna Health and Life Insurance Company           CT                    100% owned by Aetna Services, Inc.
Aetna Capital L.L.C.                              DE                    95% owned by Aetna Services, Inc. (2)
Imperial Fire & Marine Re-Insurance               United
  Company Limited                                 Kingdom               10%  owned by Aetna Services, Inc.
Aetna International, Inc.                         CT                    100% owned by Aetna Services, Inc.
AUSHC Holdings, Inc.                              CT                    100% owned by Aetna Services, Inc
Aetna U.S. Healthcare Dental Plan Inc.            PA                    100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Dental Plan, Inc.                 NJ                    100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Dental Plan, Inc.                 DE                    100% owned by Aetna U.S. Healthcare Inc.
U.S. Health Insurance Company                     NY                    100% owned by Aetna U.S. Healthcare Inc.
Primary Holdings, Inc.                            DE                    100% owned by Aetna U.S. Healthcare Inc.
Corporate Health Insurance Company                PA                    100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.                        NJ                    100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare, Inc.                             NY                    100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.                        CT                    100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.                        MA                    100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc. (DE)                   DE                    100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.                        NH                    100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Financial Services, Inc.          DE                    100% owned by Aetna U.S. Healthcare Inc.
Aetna Health Management, Inc.                     DE                    100% owned by Aetna U.S. Healthcare Inc.
NYLCare Health Plans, Inc.                        DE                    100% owned by Aetna U.S. Healthcare Inc.
CMBS Holdings, Inc.                               TX                    100% owned by Aetna Life Insurance Company
AHP Holdings, Inc.                                CT                    100% owned by Aetna Life Insurance Company
CMBS Holdings, Inc. - II                          CT                    100% owned by Aetna Life Insurance Company
CMBS Holdings, L.L.C.                             CT                    99% owned by Aetna Life Insurance Company (3)
CDI Equity, Inc.                                  DE                    100% owned by Aetna Life Insurance Company
Bay Area Mall, Inc.                               DE                    100% owned by Aetna Life Insurance Company
Aetna Affordable Housing, Inc.                    CT                    100% owned by Aetna Life Insurance Company
Azalea Mall L.L.C.                                DE                    100% owned by Aetna Life Insurance Company
85 L.L.C.                                         DE                    100% owned by Aetna Life Insurance Company
PHPSNE Parent Corporation                         DE                    55% owned by AUSHC Holdings Inc.
Aetna Retirement Holdings, Inc.                   CT                    100% owned by Aetna Retirement Services, Inc.
Aetna Canada Holdings Limited                     Canada                100% owned by Aetna International, Inc.
Aetna Life Insurance Company of America           CT                    100% owned by Aetna International, Inc.
Aetna Capital Holdings, Inc.                      CT                    100% owned by Aetna International, Inc.
Aetna Life & Casualty (Bermuda) Ltd.              Bermuda               100% owned by Aetna International, Inc.
Pacific-Aetna Life Insurance Co. Ltd.             PRC                   50% owned by Aetna International, Inc. (4)
Primary Investments, Inc.                         DE                    100% owned by Primary Holdings, Inc.
Aetna U.S. Healthcare Inc.                        OH                    100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                        VA                    74%  owned by Aetna Health Management, Inc. (5)
Aetna U.S. Healthcare Inc.                        FL                    100% owned by Aetna Health Management, Inc.
Aetna Health Plans of the Carolinas, Inc.         NC                    100% owned by Aetna Health Management, Inc.
Aetna Dental Care of Kentucky, Inc.               KY                    100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of California, Inc.         CA                    100% owned by Aetna Health Management, Inc.
Aetna Health Plans of Central and
  Eastern Pennsylvania, Inc.                      DE                    100% owned by Aetna Health Management, Inc.
AUSHC Holdings, Inc.                              DE                    100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                        LA                    100% owned by Aetna Health Management, Inc.
Aetna Government Health Plans, Inc.               CA                    100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                        AZ                    100% owned by Aetna Health Management, Inc.
Med Southwest, Inc.                               TX                    55% owned by Aetna Health Management, Inc.
Informed Health, Inc.                             DE                    100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of Georgia, Inc.            GA                    37%  owned by Aetna Health Management, Inc. (6)
Aetna U.S. Healthcare Dental Plan of
  California Inc.                                 CA                    100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of Illinois, Inc.           IL                    100% owned by Aetna Health Management, Inc.

                                                  State of
Subsidiary                                        Incorporation         Ownership (1)
----------                                        -------------         -------------
Aetna U.S. Healthcare Inc.                        TX                    100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.                        TN                    100% owned by Aetna Health Management, Inc.
Aetna Dental Care of Texas, Inc.                  TX                    100% owned by Aetna Health Management, Inc.
Lonestar Holding Co.                              DE                    100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of the Mid-Atlantic, Inc.    MD                    80% owned by NYLCare Health Plans, Inc. (7)
Benefit Panel Services, Inc.                      CA                    50% owned by NYLCare Health Plans, Inc.
NYLCare Dental Plans of the Southwest, Inc.       TX                    100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of Louisiana, Inc.           LA                    100% owned by NYLCare Health Plans, Inc.
Aetna U.S. Healthcare Inc.                        ME                    100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of the Southwest, Inc.       TX                    100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of the Midwest, Inc.         IL                    100% owned by NYLCare Health Plans, Inc.
The Ethix Corporation                             DE                    100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of New York, Inc.            NY                    100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of New Jersey, Inc.          NJ                    100% owned by NYLCare Health Plans, Inc.
NYLCare Health Plans of Connecticut, Inc.         CT                    100% owned by NYLCare Health Plans, Inc.
New York Life and Health Insurance Company        DE                    100% owned by NYLCare Health Plans, Inc.
NYLCare of Texas, Inc.                            TX                    100% owned by NYLCare Health Plans, Inc.
Aetna Life Insurance and Annuity Company          CT                    100% owned by Aetna Retirement Holdings, Inc.
Aetna Retail Holding Company, Inc.                CT                    100% owned by Aetna Retirement Holdings, Inc.
Aetna Investment Adviser Holding Company, Inc.    CT                    100% owned by Aetna Retirement Holdings, Inc.
Aetna Services Holding Company, Inc.              CT                    100% owned by Aetna Retirement Holdings, Inc.
Aetna Life Insurance Company of Canada            Canada                100% owned by Aetna Canada Holdings Limited
Aetna Health Plans of Southern
  New England, Inc.                               CT                    100% owned by PHPSNE Parent Corporation
U.S. Healthcare, Inc.                             MO                    100% owned by Primary Investments, Inc.
United States Health Care Systems of
  Pennsylvania, Inc.                              PA                    100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.                       VA                    26% owned by Primary Investments, Inc. (5)
Aetna U.S. Healthcare of the Carolinas, Inc.      NC                    100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare of Georgia, Inc.            GA                    63% owned by Primary Investments, Inc. (6)
U.S. Health Insurance Company                     CT                    100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare Holdings, Inc.              DE                    100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.                       WA                    100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.                       MI                    100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.                       OK                    100% owned by Primary Investments, Inc.
Aetna Insurance Company of Connecticut            CT                    100% owned by AHP Holdings, Inc.
Aetna Health Plans of New York, Inc.              NY                    100% owned by AUSHC Holdings, Inc.
Aetna Health Plans of New Jersey, Inc.            NJ                    100% owned by AUSHC Holdings, Inc.
Southwest Physicians Life Insurance Company       TX                    100% owned by Med Southwest, Inc.
Aetna U.S. Healthcare of North Texas, Inc.        TX                    100% owned by Med Southwest, Inc.
Lone Star Health Plan, Inc.                       TX                    90% owned by Lonestar Holding Co. (8)
Physicians Health Services Foundation, Inc.       MD                    100% owned by NYLCare Health Plans of the Mid-Atlantic, Inc.
Viva Health Incorporated                          CA                    100% owned by Benefit Panel Services, Inc.
ETHIX Northwest, Inc.                             WA                    100% owned by the Ethix Corporation
Aetna Get Fund                                    MA                    100% owned by Aetna Life Insurance and Annuity Company
Aetna Variable Encore Fund                        MA                    100% owned by Aetna Life Insurance and Annuity Company
Aetna Variable Fund                               MA                    99%  owned by Aetna Life Insurance and Annuity Company (9)
Aetna Income Shares                               MA                    99%  owned by Aetna Life Insurance and Annuity Company
Aetna Insurance Company of America                CT                    100% owned by Aetna Life Insurance and Annuity Company
Aetna Series Fund, Inc.                           MD                    39% owned by Aetna Life Insurance and Annuity Company (9)

                                                  State of
Subsidiary                                        Incorporation         Ownership (1)
----------                                        -------------         -------------
Aetna Balance VP Inc.                             MD                    100% owned by Aetna Life Insurance and Annuity Company
Aetna Variable Portfolios, Inc.                   MD                    99% owned by Aetna Life Insurance and Annuity Company (9)
Aetna Generation Portfolios, Inc.                 MD                    100% owned by Aetna Life Insurance and Annuity Company
Portfolio Partners, Inc.                          MD                    97% owned by Aetna Life Insurance and Annuity Company (9)
Aetna New Series Fund, Inc.                       MD                    100% owned by Aetna Life Insurance and Annuity Company
Aetna Investment Services, Inc.                   CT                    100% owned by Aetna Retail Holding, Inc.
FNI International, Inc.                           CA                    100% owned by Aetna Retail Holding, Inc.
Aetna Financial Services, Inc.                    CT                    100% owned by Aetna Retail Holding, Inc.
Aeltus Investment Management, Inc.                CT                    100% owned by Aetna Investment Adviser Holding Company, Inc.
Systematized Benefits Administrators, Inc.        CT                    100% owned by Aetna Services Holding Company, Inc.
Financial Life Assurance Company of Canada        Canada                100% owned by Aetna Life Insurance Company of Canada
Aetna U.S. Healthcare, Inc.                       CO                    100% owned by Aetna U.S. Healthcare Holdings, Inc.
NYLCare Health Plans of the Gulf Coast, Inc.      TX                    100% owned by Lone Star Health Plan, Inc.
Aetna U.S. Healthcare of Washington Inc.          WA                    100% owned by Ethix Northwest, Inc.
Aeltus Capital, Inc.                              CT                    100% owned by Aeltus Investment Management, Inc.
Aeltus Trust Company                              CT                    100% owned by Aeltus Investment Management, Inc.
Financial Network Investment Corporation          CA                    100% owned by FNI International, Inc.

(1) Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.
(2)   Aetna Capital Holdings, Inc. owns 5% of Aetna Capital L.L.C.
(3)   CMBS Holdings, Inc. - II owns 1% of CMBS Holdings, L.L.C.
(4) Aetna Life Insurance Company owns 1% of Pacific - Aetna Life Insurance Co. Ltd.
(5) Aetna Health Management, Inc. owns 74% and Primary Investments, Inc. owns 26% of Aetna U. S. Healthcare Inc. (VA)
(6) Primary Investments, Inc. owns 63% and Aetna Health Management, Inc. owns 37% of Aetna U.S. Healthcare of Georgia, Inc.
(7)   Physicians Health Services Foundation, Inc. owns 20% of this company.
(8)   NYLCare Health Plans, Inc. owns 10% of this company.
(9) Aetna Life Insurance Company owns 1% of Aetna Variable Fund, 2% of Aetna Series Fund, Inc., 1% of Aetna Variable Portfolios, Inc. and 3% of Portfolio Partners, Inc.


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